SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                              ------------------


                        Date of Report: February 14, 2000


                              GENETIC VECTORS, INC.
               (Exact Name of Registrant as Specified in Charter)



     FLORIDA                        0-21739                   65-0324710
     -------                        -------                   ----------
(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)            File Number)            Identification No.)



5201 N.W. 77TH AVENUE, SUITE 100, MIAMI, FLORIDA               33166
------------------------------------------------               -----
(Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code:  (305) 716-0000
                                                     --------------

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      On January 15, 2000, Genetic Vectors, Inc., a Florida corporation ("Genetic Vectors"), completed its acquisition of all of the outstanding shares of capital stock of DNA Sciences, Inc., a California corporation ("DNA Sciences"), from the shareholders of DNA Sciences for 450,000 shares of common stock, par value $0.001 per share, of Genetic Vectors. The amount of consideration to be paid for the shares of DNA Sciences was determined in arms-length negotiations between Genetic Vectors and the shareholders of DNA Sciences. As a result of the acquisition, DNA Sciences is a wholly-owned subsidiary of Genetic Vectors.

ITEM 7.     FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) & (b) Genetic Vectors intends to provide the financial information required by this Item 7 in connection with the acquisition of DNA Sciences by filing an amendment to this Form 8-K. Such amendment will be filed within sixty days from the date this Report was required to be filed with the Securities and Exchange Commission.

      (c) Attached as Exhibit 2.1 to this Report is the Stock Purchase Agreement among Genetic Vectors, DNA Sciences and the shareholders of DNA Sciences, dated January 15, 2000.

                                  EXHIBIT INDEX
                                  -------------


       EXHIBIT
          NO.                  DESCRIPTION
       -------                 -----------

      2.1 Stock Purchase Agreement among Genetic Vectors, DNA Sciences and the shareholders of DNA Sciences, dated January 15, 2000

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GENETIC VECTORS, INC.



Date:  February 14, 2000               By: /s/ Mead M. McCabe, Jr.
                                           -----------------------
                                       Name:  Mead M. McCabe, Jr.
                                       Its:  President

                                   EXHIBIT 2.1
                                   -----------

                            STOCK PURCHASE AGREEMENT
                            ------------------------

      THIS STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of January 15, 2000, by and among GENETIC VECTORS, INC., a Florida corporation ("GVEC"), DNA SCIENCES, INC., a California corporation ("DNA
SCIENCES"), and the persons listed as "SHAREHOLDERS" on the signature pages hereto (each a "SHAREHOLDER" and collectively the "SHAREHOLDERS").

                                    RECITALS:
                                    --------

      A. The Shareholders own all of the outstanding common stock (the "DNA SCIENCES COMMON STOCK") of DNA Sciences, which constitutes all of the issued and outstanding capital stock of DNA Sciences.

      B. The Shareholders desire to exchange all the outstanding shares (the "DNA SCIENCES SHARES") of DNA Sciences Common Stock for newly-issued shares of common stock of GVEC (the "GVEC COMMON STOCK"), on the terms and conditions set forth herein. This transaction is intended to be tax-free under the Internal Revenue Code of 1986, as amended (the "CODE").

                                   AGREEMENT:
                                   ---------

      NOW, THEREFORE, in consideration of the mutual agreements, covenants and premises set forth herein for certain other good and valuable consideration, the receipt and adequacy which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1.   STOCK PURCHASE, PURCHASE PRICE AND RELATED TRANSACTIONS.
           -------------------------------------------------------

           1.1. PURCHASE PRICE AND SALE. GVEC shall acquire and the Shareholders shall sell to GVEC one-hundred percent (100%) of the capital stock of DNA Sciences in exchange for the issuance of the number of shares of GVEC Common Stock as set forth in Section 2 hereof.

           1.2. PURCHASE PRICE. In consideration of the purchase by GVEC of the DNA Sciences Common Stock, GVEC shall issue newly issued shares of GVEC Common Stock to the Shareholders in the denominations set forth opposite each Shareholder's name on Schedule A attached hereto in exchange for all of the DNA Sciences Shares. The total number of shares of GVEC Common Stock issued to all the Shareholders shall be four-hundred-fifty-thousand (450,000) shares (the "PURCHASE PRICE").

           1.3. CLOSING AND EFFECTIVE DATE. The closing shall occur as soon as practicable after the satisfaction of the conditions precedent set forth in Sections 6, 7 and 8 hereof, but in no event later than January 31, 2000 (the

"CLOSING"). The date of Closing is referred to herein as the "CLOSING DATE." The Closing shall take place at the principal offices of GVEC's counsel, or at such other place as may be mutually agreed upon by GVEC and the Shareholders. At the Closing, (i) the Shareholders shall deliver to GVEC all original stock certificates representing DNA Sciences Common Stock, together with stock powers duly executed in blank; and (ii) GVEC shall issue and deliver the Purchase Price to the Shareholders.

           1.4. FRACTIONAL SHARES; LOST CERTIFICATES. Neither certificates nor scrip for fractional shares of GVEC Common Stock shall be issued. Any fractional interest in GVEC Common Stock to be issued pursuant this Agreement shall be rounded up or down to the nearest whole share. GVEC shall deliver the pro-rata portion of the Purchase Price attributable to any certificate which has been lost or destroyed upon receipt of evidence satisfactory to GVEC and its counsel of ownership of the shares of DNA Sciences Common Stock represented thereby and of appropriate indemnification to GVEC.

      2. ADDITIONAL AGREEMENTS.
         ---------------------

           2.1. ACCESS AND INSPECTION. Each party hereto has allowed the other parties (as applicable) and their authorized representatives full access to all of the properties, books, contracts, commitments and records of the other party for the purpose of making such investigations as each party has reasonably requested in connection with the transactions contemplated hereby.

           2.2. CONFIDENTIAL TREATMENT OF INFORMATION. From and after the date hereof, the parties hereto shall and shall cause their representatives to hold in confidence this Agreement (including the Schedules hereto), all matters relating hereto and all data and information obtained with respect to the other parties or their business, except such data or information as is published or is a matter of public record, or as compelled by legal process. In the event this Agreement is terminated pursuant to Section 10 hereof, each party shall promptly return to the other(s) any statements, documents, schedules, exhibits or other written information obtained from them in connection with this Agreement, and shall not retain any copies thereof.

           2.3. NONCOMPETITION.
                --------------

                2.3.1. COMPETITIVE BUSINESS. From and after the Closing Date and for a period of four (4) years thereafter (the "RESTRICTED PERIOD"), no Shareholder (with the exception of Daniel Cook, who is not bound by this section ) shall directly or indirectly compete with GVEC by owning, managing, controlling or participating in the ownership, management or control of or be employed by or engaged in any Competitive Business (as defined herein) in any location in the United States in which GVEC is doing business. As used herein, a "COMPETITIVE BUSINESS" is any other corporation, partnership, proprietorship, firm or other business entity which is engaged in a "core business of GVEC". A "core business of GVEC" is the development, manufacture, distribution or sale of a particular type of product, reagent or kit involved in the detection or preparation of nucleic acids in which GVEC or DNA Sciences has invested or expended more than Two Hundred Thousand Dollars ($200,000) in the eighteen (18) months prior to the

"Measurement Date" (as defined herein). The MEASUREMENT DATE shall be the point in time during the Restricted Period that a Shareholder becomes associated with a Competitive Business whether such association is by employment, engagement or by directly or indirectly owning, managing, controlling or participating in the ownership, management or control of a Competitive Business. In the event of any period of investment or expenditure which commenced less than eighteen (18) months from the Measurement Date the amount invested or expended shall be annualized for such eighteen (18) month period.

Notwithstanding the above, any Shareholder may become employed by or engaged by a "Competitive Business" so long as the Shareholder (a) was not directly involved with or participating in the areas of "core business of GVEC" which makes the other business a "Competitive Business", or (b) if the Shareholder is not involved, directly, in that part of the Competitive Business which is competitive with the "core business of GVEC." In addition, a Shareholder may be employed by or engaged by any business which after the Closing Date becomes a "Competitive Business," if the employment or engagement occurred prior to GVEC entering into a new "core business of GVEC" (whether by acquisition or through GVEC's own initiative), which caused such other business to become a Competitive Business. Also, this section is not violated if a Shareholder owns no more than 5% of the stock of any publicly traded Competitive Business. Finally, Richard Tullis is currently employed by Aethlon Medical, Inc., a publicly held company, which the Corporation acknowledges is not a Competitive Business.

                2.3.2. NON-INTERFERENCE. From and after the date hereof and during the Restricted Period, no Shareholder shall induce or solicit any employee of GVEC or any person doing business with GVEC to terminate his or her employment or business relationship with GVEC or otherwise interfere with any such relationship.

                2.3.3. CONFIDENTIALITY. The Shareholders agree and acknowledge that, by reason of the nature of the Shareholders' ownership interest in GVEC, each Shareholder will have or may have access to and become informed of confidential and secret information which is a competitive asset of GVEC ("CONFIDENTIAL INFORMATION"), including without limitation, technology, any lists of customers, financial statistics, research data or any other statistics and plans contained in profit plans, capital plans, critical issue plans, strategic plans or marketing or operation plans or other trade secrets of GVEC and any of the foregoing which belong to any person or company but to which the Shareholders have had access by reason of their relationship with GVEC. The
Shareholders agree faithfully to keep in strict confidence, and not, either directly or indirectly, to make known, divulge, reveal, furnish, make available or use any such Confidential Information. The Shareholders acknowledge that all manuals, instruction books, price lists, information and records and other information and aids relating to GVEC's business, and any and all other documents containing Confidential Information furnished to the Shareholders by GVEC or otherwise acquired or developed by the Shareholders, shall at all times be the property of GVEC. Upon the termination of this Agreement, each Shareholder shall return to GVEC any such property or documents which are in their possession, custody or control, but the Shareholders' obligation of confidentiality shall survive such termination and unless any such Confidential Information shall have become, through no fault of the Shareholder, generally known to the trade. The obligations of the Shareholder under this subsection are in addition to, and not in limitation or preemption of, all other obligations of confidentiality which the Shareholder may have to GVEC under general legal or equitable principles or under an Employment Agreement (as hereinafter defined). Notwithstanding the above, however, GVEC acknowledges that each Shareholder has extensive experience in the genual industry in which GVEC operates, and these restrictions are not intended to prevent a Shareholder from using his knowledge of the industry. These restrictions only apply to technology which is owned by GVEC, or was learned by a Shareholder as a shareholder of GVEC.

                2.3.4. NO SOLICITATION OF COMPETING TRANSACTIONS. From and after the date hereof until the later of the Closing Date or the termination of this Agreement, the Shareholders will not, directly or indirectly, and will instruct their respective representatives not to, directly or indirectly, solicit or initiate (including by way of furnishing nonpublic information), or take any other action knowingly to facilitate, any inquiries or the making of any proposal or offer that constitutes: (a) a merger, consolidation, share exchange, business combination or other similar transaction; (b) a sale, lease, exchange, transfer or other disposition of any significant assets of DNA Sciences, other than in the ordinary course of business or sales of obsolete materials; or (c) an acquisition of any DNA Sciences capital stock (collectively, a "COMPETING
TRANSACTION"), or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of their representatives to take any such action. DNA Sciences immediately shall cease and cause to be terminated all existing discussions or negotiations with any parties conducted with respect to a Competing Transaction.

                2.3.5. REMEDIES. It is expressly agreed by the Shareholders and GVEC that the provisions in this Section 2 are reasonable for purposes of preserving for GVEC its business, goodwill and Confidential Information. It is also agreed that if any provision is found by a court having jurisdiction to be unreasonable because of scope, area or time, then that provision shall be amended to correspond in scope, area and time to that considered reasonable by a court and as amended shall be enforced and the remaining provisions shall remain effective. In the event any breach of these provisions by any Shareholder, the parties recognize and acknowledge that a remedy at law will be inadequate and GVEC may suffer irreparable injury. The Shareholders consent to injunctive and other appropriate equitable relief without the posting of a bond upon the institution of proceedings therefor by GVEC in order to protect GVEC's rights. Such relief shall be in addition to any other relief to which GVEC may be entitled at law, in equity, or under any other agreement between each Shareholder and GVEC. The provisions of this Section 2.3 (including the subsections) shall survive the termination of this Agreement.

           2.4. PUBLIC ANNOUNCEMENTS. The parties will consult with each other before issuing any press releases or otherwise making any public statement with respect to this Agreement or any of the transactions contemplated hereby and no party will issue any such press release or make any such public statement without the prior written consent of the other parties, except as may be required by law or by the rules and regulations of any governmental authority or securities exchange.

      2.5. SECURITIES LAW MATTERS.
           ----------------------

           2.5.1. PRIVATE PLACEMENT. The issuance of the GVEC Shares to the Shareholders hereunder shall not be registered under the Securities Act of 1933, as amended, (the "SECURITIES ACT") by reason of the exemption provided by
Section 4(2) thereof, and such shares may not be further transferred unless such transfer is registered under applicable securities laws or, in the opinion of GVEC's counsel, such transfer complies with an exemption from such registration. All certificates evidencing the GVEC Shares to be issued to Shareholders shall be legended to reflect the foregoing restriction.

           2.6. FURTHER ASSURANCES. The parties shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, the provisions of this Agreement, including without limitation, all necessary stock powers and such other instruments of transfer as may be necessary or desirable to transfer ownership of the DNA Sciences Common Stock to GVEC and to consummate the transactions contemplated by this Agreement.

           2.7. EMPLOYMENT AGREEMENTS. At Closing, Eric Wilkinson and Jerome Streifel shall execute and deliver an employment agreement (each, an "EMPLOYMENT Agreement") with GVEC in the form attached hereto as EXHIBITS "C" AND "D". Subsequent to the Closing, DNA Sciences and Richard H. Tullis shall use reasonable efforts to negotiate a consulting agreement acceptable to both parties.

           2.8. PIGGY-BACK REGISTRATION. Subject to the approval of any applicable underwriter, each Shareholder shall have piggy-back registration rights, for up to twenty percent (20%) of the shares of GVEC he then owns, in each subsequent registration of GVEC shares.

           2.9. CONSISTENT TAX FILING POSITION. Each of the parties hereto shall file all Federal income tax returns in a manner consistent with the intended tax-free nature of this transaction.

      3. REPRESENTATIONS, COVENANTS AND WARRANTIES OF THE SHAREHOLDERS AND DNA SCIENCES.
--------

      To further induce GVEC to enter into this Agreement and to consummate the transactions contemplated hereby, DNA Sciences and the Shareholders each hereby jointly and severally represent and warrant to and covenant with GVEC as follows:

           3.1. ORGANIZATION AND QUALIFICATION: ABSENCE OF SUBSIDIARIES. DNA Sciences is a corporation duly organized and validly existing and in good standing under the laws of the State of California and has the requisite power and authority to own, lease and operate its properties and to carry on its business as it is currently being conducted. DNA Sciences is in good standing in the State of California. DNA Sciences is duly qualified or licensed and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not, individually or in the aggregate, have a material adverse effect on the business, properties, assets, financial condition, prospects or future business of DNA Sciences (collectively, "DNA SCIENCES MATERIAL ADVERSE EFFECT"). DNA Sciences does not have any Subsidiaries nor an equity interest in any partnerships or joint venture arrangements or other business entity.

           3.2. CAPITALIZATION AND RELATED MATTERS.

                3.2.1. SHARES; CAPITALIZATION. The authorized capital stock of DNA Sciences consists solely of 3,000,000 shares of common stock, of which 1,000,000 shares are issued and outstanding and none are held in its treasury. All of the DNA Sciences Shares are owned of record, legally and beneficially by the Shareholders. The DNA Sciences Shares are free and clear of any and all security interests, encumbrances, and rights of any kind or nature whatsoever (collectively, "ENCUMBRANCES"), and upon delivery of the DNA Sciences Shares hereunder, GVEC will acquire title thereto, free and clear of any and all Encumbrances. Other than voting rights, redemption rights and such other rights conferred by DNA Sciences' charter documents and by applicable California statutes, there exist no Securities Rights (as defined herein) with respect to the DNA Sciences Shares. All rights and powers to vote the DNA Sciences Shares are held exclusively by the Shareholders. All of the DNA Sciences Shares are validly issued, fully paid and nonassessable, were not issued in violation of the terms of any agreement or other understanding, and were issued in compliance with all applicable federal and state securities or "BLUE SKY" laws and regulations. The certificates representing the DNA Sciences Shares to be delivered to GVEC at the Closing are, and the signatures and endorsements thereof or stock powers relating thereto will be, valid and genuine. For the purposes of this section, "SECURITIES RIGHTS" means, with respect to the DNA Sciences Shares (whether issued or unissued) or any other securities convertible into or exchangeable for DNA Sciences Shares, and includes all written or unwritten contractual rights relating to the issuance, sale, assignment, transfer, purchase, redemption, conversion, exchange, registration or voting of the DNA Sciences Shares and all rights conferred by DNA Science's governing documents and by any applicable agreement.

                3.2.2.   LIABILITIES  AND  OBLIGATIONS.   To  the  Shareholders'
knowledge, DNA Sciences has no debt, obligation or liability, absolute, fixed, contingent or otherwise, of any nature whatsoever, whether due or to become due, including any unasserted claim, whether incurred directly or by any predecessor thereto, and whether arising out of any act, omission, transaction, circumstance, sale of goods or services, state of facts or other condition, which individually or in the aggregate would have a DNA Sciences Material Adverse Effect except: (i) those reflected or reserved against on the DNA Sciences' Financial Statements (as defined herein) in the amounts shown therein;
(ii) those that have arisen in the ordinary course of business of DNA Sciences after the Balance Sheet Date (as defined herein) through the Closing Date, none of which, individually or in the aggregate, has had or will have a DNA Sciences Material Adverse Effect on the business or financial condition of DNA Sciences; and (iii) those set forth in SCHEDULE 3.6.

           3.3. CERTIFICATE OF INCORPORATION AND BY-LAWS. DNA Sciences has heretofore made available to GVEC a complete and correct copy of the Certificate of Incorporation and the By-Laws of DNA Sciences. Such Certificate of Incorporation and By-Laws are in full force and effect.

           3.4. AUTHORITY RELATIVE TO THIS AGREEMENT. DNA Sciences and each Shareholder has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. Each Shareholder has full right and capacity to enter into this Agreement and to carry out his obligations hereunder. The execution and deliver of this Agreement by DNA Sciences and each Shareholder, the performance by each such Shareholder of his obligations hereunder and the consummation by DNA Sciences of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of DNA Sciences or such Shareholders are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by DNA Sciences and each Shareholder and constitutes the legal, valid and binding obligations of DNA Sciences and each Shareholder, enforceable against DNA Sciences and each Shareholder in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws of general application affecting the enforcement of creditors' rights generally.

           3.5. PERMITS AND LICENSES; COMPLIANCE. To the best knowledge of each Shareholder and DNA Sciences, DNA Sciences is in possession of all permits and licenses necessary for the conduct of its business and, as of the date hereof, no suspension or cancellation of any such permits or licenses is pending or, to the knowledge of each Shareholder and DNA Sciences after reasonable investigation, threatened, except where the failure to possess, or the suspension or cancellation of, any such permits or licenses would not, individually or in the aggregate, have a DNA Sciences Material Adverse Effect. To the best knowledge of each Shareholder and DNA Sciences, DNA Sciences is not in conflict with, or in default or violation of, (a) any law applicable to DNA Sciences or by which any property or asset of DNA Sciences is bound or (b) any permit or license, other than conflicts or violations which, individually or in the aggregate, would not have a DNA Sciences Material Adverse Effect.

           3.6. FINANCIAL STATEMENTS. True and complete copies of (a) the audited balance sheet of DNA Sciences for the fiscal period ended as of September 30, 1999 (the "BALANCE SHEET DATE") and the related audited statements of income, retained earnings and cash flow for the period from May 10, 1999 through September 30, 1999, with all related notes and schedules thereto, accompanied by the reports thereon by DNA Sciences' Accountants (collectively referred to herein as the "DNA SCIENCES' AUDITED FINANCIAL STATEMENTS") and (b) the unaudited balance sheets of DNA Sciences for each of October and November, 1999 and the related statements of income of DNA Sciences (collectively referred to herein as the "DNA SCIENCES INTERIM FINANCIAL STATEMENTS and together with the DNA Sciences Audited Financial Statements are collectively referred to as the "DNA SCIENCES FINANCIAL Statements") have been delivered by DNA Sciences prior to Closing. The DNA Sciences Financial Statements (i) were prepared in accordance with the books of account and other financial records of DNA Sciences, (ii) present fairly the financial condition and results of operations of DNA Sciences as of the dates thereof or for the periods covered thereby,
(iii) have been prepared in accordance with U.S. GAAP (except as may be indicated in the notes thereto) applied on a basis consistent with the past practices of DNA Sciences and (iv) include all adjustments (consisting only of normal recurring accruals) that are necessary for a fair presentation of the financial condition of DNA Sciences and the results of the operations of DNA Sciences as of the dates thereof or for the periods covered thereby (subject, in the case of DNA Sciences Interim Financial Statement, to normal recurring year-end adjustments).

           3.7. ABSENCE OF LITIGATION. There is no legal or administrative action or proceeding pending or, to the knowledge of DNA Sciences or the individual Shareholders after reasonable investigation, threatened against DNA Sciences or any property or asset of DNA Sciences.

           3.8. EMPLOYEE BENEFIT MATTERS.
                ------------------------

                3.8.1. BENEFIT PLANS. There are no employee benefit plans (as defined in Section 3(3) of ERISA) and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements.

           3.9. INTELLECTUAL PROPERTY.

                3.9.1. All of the customer lists, products, product know-how and technology used by DNA Sciences in the conduct of its business as set forth on
Schedule 3.9.1 (the "DNA SCIENCES INTELLECTUAL PROPERTY") will be transferred to GVEC upon the completion of the transaction contemplated by this Agreement.

                3.9.2. No claim has been asserted to the best knowledge of each Shareholder and DNA Sciences that the use of DNA Sciences Intellectual Property or the conduct of the business of DNA Sciences does or may infringe upon such rights of any third party.

                3.9.3.  DNA  Sciences  is the  owner of the  entire,  title  and interest in and to the Intellectual Property, free and clear of all Encumbrances, and has the right to use, all DNA Sciences Intellectual Property in the continued operations of DNA Sciences.

                3.9.4. The DNA Sciences Intellectual Property has not been adjudged invalid or unenforceable in whole or part by any governmental authority.

                3.9.5. To the knowledge of DNA Sciences and the individual Shareholders after reasonable investigation, no person or entity is engaging in any activity that infringes upon DNA Sciences Intellectual Property or upon the rights of DNA Sciences therein. The consummation of the transactions contemplated by this Agreement will not result in the termination or impairment of any of DNA Sciences Intellectual Property.

                3.9.6. DNA Sciences has not granted to, nor received from, any third party any license or sublicense of intellectual property.

                3.10. TAXES. DNA Sciences has (a) filed all federal, state, local and foreign tax (as defined herein) returns required to be filed by it prior to the date of this Agreement (taking into account extensions), (b) paid or accrued all Taxes shown to be due on such returns and paid all applicable AD VALOREM and value added Taxes as are due, and(c) paid or accrued all Taxes for which a notice of assessment or collection has been received (other than amounts being contested in good faith by appropriate proceedings), except in the case of clause (a), (b) or (c) for such filings, payments or accruals which would not, individually or in the aggregate, have a DNA Sciences Material Adverse Effect. DNA Sciences has open years for federal, state and local income Tax returns only for 1999. DNA Sciences has not received from any governmental authority any written notice of proposed adjustment, deficiency or underpayment of any Taxes, which notice has not been satisfied by payment or been withdrawn, and there are no material claims that have been asserted or threatened relating to such Taxes against DNA Sciences. DNA Sciences has withheld or collected and paid over to the appropriate governmental authorities (or is properly holding for such payment) all Taxes required by law to be withheld or collected, except for amounts which would not, individually or in the aggregate, have a DNA Sciences Material Adverse Effect. DNA Sciences has not made an election under Section 341(f) of the Code. DNA Sciences has not been and is not subject to Taxes imposed by (i) Section 1371 of the Code, (ii) Section 1375 of the Code, or (iii)
Section 1374 of the Code. For purposes of this Agreement, "TAX" or "TAXES" means any and all taxes, fees, levies, duties, tariffs, imposts and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature or excise, withholding, AD VALOREM, stamp, transfer, value added or gains taxes, license, registration and documentation fees, and custom duties, tariffs and similar charges.

           3.11. ASSETS.
                 ------

                3.11.1. Except as disclosed in SCHEDULE 3.11.1, and excluding any DNA Sciences Intellectual Property which is covered in Section 3.9 hereof, DNA Sciences owns, leases or has the right to use all the properties and assets, including, without limitation, the real property and personal property, used in the conduct of its business or otherwise owned, leased, or used by DNA Sciences and, with respect to contract rights, is a party to and enjoys the right to the benefits of all contracts, agreements and other arrangements used or intended to be used by DNA Sciences or in or relating to the conduct of its business (all such properties, assets and contract rights being the "ASSETS"). DNA Sciences has good and marketable title to, or, in the case of leased or subleased Assets, valid and subsisting leasehold interests in, all the Assets, free and clear of all Encumbrances.

                3.11.2. The Assets constitute all the properties, assets and rights forming a part of, used or held in, and all such properties, assets and rights as are necessary in the conduct of, the business of DNA Sciences as it is currently conducted. DNA Sciences has caused the Assets to be maintained in accordance with good business practice, and all the Assets are in good operating condition and repair, normal wear and tear excepted.

           3.12. EXECUTION; NO INCONSISTENT AGREEMENTS; ETC. The execution and delivery of this Agreement by the Shareholders and DNA Sciences does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or by-laws of DNA Sciences, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any material note, bond, mortgage, lease, indenture, agreement or obligation to which DNA Sciences or any Shareholder is a party, pursuant to which DNA Sciences or any Shareholder otherwise receives benefits, or to which any of the properties of DNA Sciences or any Shareholder is subject.

           3.13. CORPORATE RECORDS. The statutory records, including the stock register and minute books of DNA Sciences, fully reflect all issuances, transfers and redemptions of their capital stock, correctly show and will correctly show the total number of shares of its capital stock issued and outstanding on the date hereof and on the Closing Date, the charter or other organizational documents and all amendments thereto, and their by-laws as amended and currently in force.

           3.14. ABSENCE OF CHANGES. Except as described in SCHEDULE 3.14, from the Balance Sheet Date to the date of this Agreement:

                3.14.1. to the best knowledge of each Shareholder and DNA Sciences, there has been no adverse change in the business, assets, liabilities, results of operations or financial condition of DNA Sciences or its relationships with suppliers, customers, employees, lessors or others, other than changes in the ordinary course of business, none of which, singularly or in the aggregate, have had or will have a DNA Sciences Material Adverse Effect; and

                3.14.2. DNA Sciences has complied with the covenants and restrictions set forth in Section 5 to the same extent as if this Agreement had been executed on, and had been in effect since the Balance Sheet Date.

           3.15. COMPLIANCE WITH LAW. The business and activities of DNA Sciences have at all times been conducted in accordance with its articles of incorporation and by-laws and, to the best knowledge of each Shareholder and DNA Sciences, any applicable law, regulation, ordinance, order, license, permit, rule, injunction or other restriction or ruling of any court or administrative or governmental agency, ministry, or body, except where the failure to do so would not result in a DNA Sciences Material Adverse Effect.

           3.16. CONTINGENCIES. There are no actions, suits, claims or proceedings pending, or, to the knowledge of DNA Sciences and each Shareholder after reasonable investigation, threatened against, by or affecting DNA Sciences in any court or before any arbitrator or governmental agency that may have a DNA Sciences Material Adverse Effect or which could adversely affect the right or ability of DNA Sciences to consummate the transactions contemplated hereby. To the knowledge of each Shareholder after reasonable investigation, there is no valid basis upon which any such action, suit, claim, or proceeding may be commenced or asserted against DNA Sciences. There are no unsatisfied judgments against DNA Sciences and no consent decrees or similar agreements to which DNA Sciences is subject and which could have a DNA Sciences Material Adverse Effect.

           3.17. MATERIAL CONTRACTS. There are no contracts of DNA Sciences which involve consideration in excess of the equivalent of $10,000 or have a term of one year or more (collectively, the "MATERIAL CONTRACTS").

           3.18. INSURANCE. SCHEDULE 3.18 contains a complete list of all policies of insurance presently maintained by DNA Sciences, all of which are, and will be maintained through the Closing Date, in full force and effect, and all premiums due thereon have been paid. DNA Sciences has received no notices of cancellation with respect thereto. DNA Sciences has heretofore delivered to GVEC or its representatives a true, correct and complete copy of each such insurance policy.

           3.19. EMPLOYMENT AND LABOR MATTERS. SCHEDULE 3.19 sets forth the name, position, employment date, and current compensation (base and bonus) of each employee of DNA Sciences. DNA Sciences is not a party to any collective bargaining agreement or agreement of any kind with any union or labor organization. There has not been any attempt by any union or other labor organization to organize the employees of DNA Sciences at any time.

           3.20. ENVIRONMENTAL MATTERS. DNA Sciences is not in violation, in any material respect, of any Environmental Law (as defined herein); DNA Sciences has received all permits and approvals with respect to emissions into the environment and the proper collection, storage, transport, distribution or disposal of Wastes (as defined herein) and other materials required for the operation of its business at present operating levels; and DNA Sciences is not liable or responsible for any clean up, fines, liability or expense arising under any Environmental Law, as a result of the disposal of Wastes or other materials in or on the property of DNA Sciences (whether owned or leased), or in or on any other property, including property no longer owned, leased or used by DNA Sciences. As used herein, (A) "ENVIRONMENTAL LAWS" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "SUPERFUND" or "SUPERLIEN" law or any other federal, or applicable state or local statute, law, ordinance, code, rule, regulation, order or decree (foreign or domestic) regulating, relating to, or imposing liability or standards of conduct concerning, Wastes, or the environment; and (b) "WASTES" means and includes any hazardous, toxic or dangerous waste, liquid, substance or material (including petroleum products and derivatives), the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

           3.21. INVENTORIES. The amounts stated as inventories of DNA Sciences on the DNA Sciences Financial Statements reflect fairly the products, materials and supplies and spare parts held by them on each respective date for its use or for sale to customers. The inventory shown on the DNA Sciences Financial Statements (i) represents items of a quality and quantity usable and saleable in the ordinary course of business, and (ii) conforms in all material respects to customary trade standards for such inventory in DNA Science's current markets. The quantity and quality of the inventory of DNA Sciences as of the Closing Date shall be the same as that existing as of the Balance Sheet Date, except for changes occurring in the ordinary course of business, none of which shall have a DNA Sciences Material Adverse Effect. DNA Sciences has not given and shall not give, prior to the Closing Date, any express written warranty with respect to any goods or products sold.

           3.22. RECEIVABLES. Except as set forth in SCHEDULE 3.22, all notes receivable and accounts receivable shown on the DNA Sciences Financial Statements and all such receivables now held by DNA Sciences were and are valid and collectible obligations of the respective makers thereof and were not and are not subject to any offset or counterclaim; except for a portion of such receivables, not to exceed the amount, if any, shown as the allowance for bad debt on the DNA Sciences Financial Statements, which may prove not to be collectible.

           3.23. AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES. Except as set forth in SCHEDULE 3.23, DNA Sciences is not, and since the date of the DNA Sciences Balance Sheet has not been, a party to any contract, agreement, lease or transaction with, or any other commitment to, (i) a Shareholder, (ii) any person related by blood, adoption or marriage to Shareholder, (iii) any director or officer of DNA Sciences, (iv) any corporation or other entity in which any of the foregoing parties has, directly or indirectly, at least five percent (5.0%) beneficial interest in the capital stock or other type of equity interest in such corporation or other entity, or (v) any partnership in which any such party is a general partner or a limited partner having a five percent (5%) or more interest therein (any or all of the foregoing being herein referred to as a "RELATED PARTY" and collectively as the "RELATED PARTIES"). Without limiting the generality of the foregoing, except as set forth in SCHEDULE 3.23, (A) no Related Party, directly or indirectly, owns or controls any assets or properties which are or have since the date of the DNA Sciences Balance Sheet been used in the business of DNA Sciences, and (B) no Related Party, directly or indirectly, engages in or has any significant interest in or connection with any business:
(1) which is or which, since inception of DNA Sciences, has been a competitor, customer or supplier of, or has done business with, DNA Sciences, or (2) which as of the date hereof sells or distributes products or provides services which are similar or related to the products or services of DNA Sciences.

           3.24. FULL DISCLOSURE. No representation or warranty of DNA Sciences or the Shareholders contained in this Agreement, and none of the statements or information concerning DNA Sciences contained in this Agreement and the Exhibits and Schedules hereto, contains or will contain any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

           3.25. ACKNOWLEDGMENT OF RECEIPT OF DISCLOSURE MATERIALS. Each Shareholder has received and reviewed copies of the following disclosure documents filed by GVEC with the Securities and Exchange Commission (collectively, the "SEC DOCUMENTS"): (1) Reports on Form 10-QSB for the three month period ended March 31, 1999, June 30, 1999 and September 30, 1999; and (2) Annual Report on 10-KSB for the year ended December 31, 1998.

      4.   REPRESENTATIONS AND WARRANTIES OF GVEC.
           --------------------------------------

      To induce DNA Sciences and the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, GVEC represents and warrants to and covenants with DNA Sciences and the Shareholders as follows:

           4.1. ORGANIZATION. GVEC is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. GVEC is entitled to own or lease its properties and to carry on its business as and in the places where such business is now conducted, and GVEC is duly licensed and qualified in all jurisdictions where the character of the property owned by it or the nature of the business transacted by it makes such license or qualification necessary, except where such failure would not result in a material adverse effect on GVEC.

           4.2. CAPITALIZATION AND RELATED MATTERS.
                ----------------------------------

                4.2.1. GVEC has authorized capital stock consisting of 100,000,000 shares of common stock, $.001 par value per share, of which 3,199,843 shares were issued and outstanding as of November 15, 1999. The GVEC Shares will be, as of the Closing Date, duly and validly authorized and issued, and fully paid and non-assessable, and will be issued to the Shareholders free of all Encumbrances, claims and liens whatsoever.

                4.2.2. Except as set forth in Form 10Q-SB for the three-month period ended September 30, 1999 and except as set forth on Schedule 4.2.2 hereof, GVEC does not have outstanding any securities convertible into capital stock, nor any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or securities convertible into its capital stock.

           4.3. EXECUTION; NO INCONSISTENT AGREEMENTS; ETC.
                ------------------------------------------

                4.3.1. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been or will be prior to the Closing Date duly and validly authorized and approved by GVEC and this Agreement is a valid and binding agreement of GVEC, enforceable against GVEC in accordance with its terms, except as such enforcement may be limited by bankruptcy or similar laws affecting the enforcement of creditors' rights generally, and the availability of equitable remedies.

                4.3.2. The execution and delivery of this Agreement by GVEC does not, and the consummation of the transactions contemplated hereby will not, constitute a breach or violation of the charter or by-laws of GVEC, or a default under any of the terms, conditions or provisions of (or an act or omission that would give rise to any right of termination, cancellation or acceleration under) any material note, bond, mortgage, lease, indenture, agreement or obligation to which GVEC is a party, pursuant to which it otherwise receives benefits, or by which any of its properties may be bound.

           4.4. FINANCIAL STATEMENTS. Prior to Closing, GVEC shall deliver to DNA Sciences the audited balance sheets of GVEC as of December 31, 1998 and December 31, 1997, and the audited statement of income for the two fiscal years ended December 31, 1998 and 1997 and the three months ended June 30, 1999 and September 30, 1999 (collectively, the "GVEC FINANCIAL STATEMENTS"). The GVEC Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis (except that the unaudited statements do not contain all the disclosures required by GAAP). Since September 30, 1999, there has been no material adverse change in the assets or liabilities, in the business or condition, financial or otherwise, of the GVEC, or in its results of operations.

           4.5. LIABILITIES. GVEC has no material debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except (i) those reflected on the GVEC Financial Statements, including the notes thereto, and (ii) the liabilities incurred in the ordinary course of business since September 30, 1999.

           4.6.   CONTINGENCIES.   There  are  no  actions,   suits,  claims  or
proceedings pending or, to GVEC's knowledge, threatened, against, by or affecting GVEC in any court or before any arbitrator or governmental agency which could have a material adverse effect on GVEC or which could materially and adversely affect the right or ability of the GVEC to consummate the transactions contemplated hereby. To the knowledge of GVEC, there is no valid basis upon which any such action, suit, claim or proceeding may be commenced or asserted against the GVEC. There are no unsatisfied judgments against GVEC and no consent decrees or similar agreements to which GVEC is subject and which could have a material adverse effect on GVEC or which could materially and adversely affect the right or ability of the GVEC to consummate the transactions contemplated hereby. GVEC's operations are contingent upon its ability to obtain additional financing. Additional information related to GVEC's financing is contained in its 10-QSB for the three months ended September 30, 1999.

           4.7. FULL DISCLOSURE. No representation or warranty of GVEC contained in this Agreement, and none of the statements or information concerning GVEC contained in this Agreement and the Schedules, contains or will contain any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      5. CONDUCT OF BUSINESS OF DNA SCIENCES PENDING CLOSING.
         ---------------------------------------------------

           5.1. DNA Sciences and the Shareholders covenant and agree that, between the date hereof and the Closing Date, the business of DNA Sciences shall be conducted only in the ordinary course and consistent with past practice.

           5.2. NO MATERIAL CHANGES. Except as contemplated in this Section 5.2, DNA Sciences shall not materially alter its organization, capitalization, or financial structure, practices or operations. Without limiting the generality of the foregoing:

                      (a)  no  change   shall  be  made  in  the   articles   of
incorporation or by-laws of DNA Sciences;

                      (b) no change shall be made in the authorized or issued capital stock of DNA Sciences;

                      (c) DNA Sciences shall not issue or grant any right or option to purchase or otherwise acquire any of its capital stock or other securities;

                      (d) no dividend or other distribution or payment shall be declared or made with respect to any of the capital stock of DNA Sciences; and

                      (e) no change shall be made which affects DNA Science's banking arrangements.

           5.3. COMPENSATION. No increase shall be made in the compensation or employee benefits payable or to become payable to any director, officer, employee or agent of DNA Sciences, and no bonus or profit-share payment or other arrangement (whether current or deferred) shall be made to or with any such director, officer, employee or agent, except in the ordinary course of business and consistent with prior practices.

           5.4. NOTIFICATION. Each party to this Agreement shall promptly notify the other parties in writing of the occurrence, or threatened occurrence, of any event that would constitute a breach or violation of this Agreement by any party or that would cause any representation or warranty made by the notifying party in this Agreement to be false or misleading in any respect. The Shareholders shall promptly notify GVEC of any event of which any Shareholder obtains knowledge which could have a Material Adverse Effect.

      6. CONDITIONS TO OBLIGATIONS OF ALL PARTIES.
         ----------------------------------------

      The obligation of the parties hereto to consummate the transactions contemplated by this Agreement are subject to the satisfaction, on or before the Closing, of each of the following conditions; any or all of which may be waived in whole or in part by the joint agreement of the parties hereto:

           6.1. ABSENCE OF ACTIONS. No action or proceeding shall have been brought or threatened before any court or administrative agency to prevent the consummation or to seek damages in a material amount by reason of the transactions contemplated hereby, and no governmental authority shall have asserted that the within transactions (or any other pending transaction involving GVEC, the Shareholders or DNA Sciences when considered in light of the effect of the within transactions) shall constitute a violation of law or give rise to material liability on the part of the Shareholders, DNA Sciences or GVEC.

           6.2. CONSENTS. The parties shall have received from any suppliers, lessors, lenders, lien holders or governmental authorities, bodies or agencies having jurisdiction over the transactions contemplated by this Agreement, or any part hereof, such consents, authorizations and approvals as are necessary for the consummation hereof, including without limitation the consents listed on
SCHEDULE 6.2.

      7. CONDITIONS TO OBLIGATIONS OF GVEC.
         ---------------------------------

      All obligations of GVEC to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by GVEC:

           7.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 3 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of DNA Sciences or the Shareholders in connection with the transactions contemplated by this Agreement shall be true, correct and complete in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) as of the date when made and shall be deemed to be made again at and as of the Closing Date and shall be true, correct and complete at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

           7.2. COMPLIANCE WITH AGREEMENTS AND CONDITIONS. DNA Sciences and the Shareholders shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

           7.3. ABSENCE OF MATERIAL ADVERSE CHANGES. No material adverse change in the business, assets, financial condition, or prospects of DNA Sciences shall have occurred, no substantial part of the assets of DNA Sciences not substantially covered by insurance shall have been destroyed due to fire or other casualty, and no event shall have occurred which has had or will have a DNA Sciences Material Adverse Effect..

           7.4. CERTIFICATE OF DNA SCIENCES AND SHAREHOLDERS. DNA Sciences and the Shareholders shall have executed and delivered, or caused to be executed and delivered, to GVEC one or more certificates, dated the Closing Date, certifying in such detail as GVEC may reasonably request to the fulfillment and satisfaction of the conditions specified in Sections 7.1 through 7.3 above.

      8. CONDITIONS TO OBLIGATIONS OF THE SHAREHOLDERS.
         ---------------------------------------------

      All of the obligations of the Shareholders to consummate the transactions contemplated by this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part, by the Shareholders:

           8.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 4 of this Agreement and in any certificate, instrument, schedule, agreement or other writing delivered by or on behalf of GVEC in connection with the transactions contemplated by this Agreement shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects) when made and shall be deemed to be made again at and as of the Closing Date and shall be true at and as of such time in all material respects (except for representations and warranties which are by their terms qualified by materiality, which shall be true, correct and complete in all respects).

           8.2. COMPLIANCE WITH AGREEMENTS AND CONDITIONS. GVEC shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by GVEC prior to or on the Closing Date.

           8.3. ABSENCE OF MATERIAL ADVERSE CHANGES. No material adverse change in the business, assets, financial condition, or prospects of GVEC, taken as a whole, shall have occurred, no substantial part of the assets of GVEC, taken as a whole, shall have been destroyed due to fire or other casualty, and no event shall have occurred which has had, or will have a material adverse effect on the business, assets, financial condition or prospects of GVEC and its subsidiaries, taken as a whole.

           8.4. COMPLIANCE WITH SECTION 3.25. GVEC shall have delivered to the Shareholders copies of documents set forth in SECTION 3.25 hereof.

           8.5. CERTIFICATE OF GVEC. GVEC shall have delivered to the Shareholders a certificate, executed by an executive officer and dated the Closing Date, certifying in such detail as counsel for the Shareholder may reasonably request to the fulfillment and satisfaction of the conditions specified in SECTIONS 8.1 through 8.4 above.

      9. INDEMNIFICATION.
         ---------------

           9.1.  INDEMNIFICATION  BY SHAREHOLDERS  AND DNA SCIENCES.  Subject to
Section 9.5, the Shareholders and DNA Sciences (hereinafter collectively called the "Indemnitor") shall jointly and severally defend, indemnify and hold harmless GVEC, its direct and indirect parent corporations, subsidiaries (including DNA Sciences after Closing) and affiliates, their officers, directors, employees and agents (hereinafter collectively called "INDEMNITEES") against and in respect of any and all loss, damage, liability, fine, penalty, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "INDEMNIFIED LOSSES"), suffered or incurred by any Indemnitee by reason of, or arising out of:

                      (a) any misrepresentation, breach of warranty or breach or non-fulfillment of any agreement of any Shareholder or DNA Sciences contained in this Agreement or in any certificate, schedule, instrument or document delivered to GVEC by or on behalf of the Shareholders or DNA Sciences pursuant to the provisions of this Agreement (without regard to materiality thresholds contained therein); and

                      (b) any liabilities of DNA Sciences of any nature whatsoever (including tax liability, penalties and interest), whether accrued, absolute, contingent or otherwise, (i) existing as of the date of the DNA Sciences Balance Sheet, and required to be shown therein in accordance with GAAP, to the extent not reflected or reserved against in full in the DNA Sciences Balance Sheet; or (ii) arising or occurring between the DNA Sciences Balance Sheet Date and the Closing Date, except for liabilities arising in the ordinary course of business, none of which shall have a DNA Sciences Material Adverse Effect.

           9.2. INDEMNIFICATION BY GVEC. Subject to Section 9.5, GVEC (hereinafter called the "INDEMNITOR") shall defend, indemnify and hold harmless each Shareholder and DNA Sciences (hereinafter called "INDEMNITEE") against and in respect of any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees and amounts paid in settlement (collectively, "INDEMNIFIED LOSSES"), suffered or incurred by Indemnitee by reason of or arising out of:

                      (a) any misrepresentation, breach of warranty or breach or non-fulfillment of any material agreement of GVEC contained in this Agreement or in any other certificate, schedule, instrument or document delivered to the Shareholders by or on behalf of GVEC pursuant to the provisions of this Agreement; and

                      (b) any liabilities of any nature whatsoever (including tax liability, penalties and interest), whether accrued, absolute, contingent or otherwise, arising from GVEC's ownership or operation of DNA Sciences after Closing, but only so long as such liability is not the result of an act or omission, of DNA Sciences, or any Shareholder occurring prior to Closing.

           9.3. DEFENSE OF CLAIMS.

                9.3.1. Should any claim or action by a third party arise after the Closing Date for which an Indemnitor is liable under the terms of this Agreement, the Indemnitee shall notify Indemnitor within ten (10) days after such claim or action arises and is known to Indemnitee, and shall give the Indemnitor a reasonable opportunity to participate in any proceedings and to settle or defend any such claim or action. The expenses of all proceedings, contests or lawsuits with respect to such claims or actions shall be borne by the Indemnitor. If the Indemnitor wishes to assume the defense of such claim or action, the Indemnitor shall give written notice to the Indemnitees within ten
(10) days after notice from the Indemnitees of such claim or action, and the Indemnitor shall thereafter assume the defense of any such claim or liability, through counsel reasonably satisfactory to the Indemnitees, provided that Indemnitees may participate in such defense at their own expense, and the Indemnitor shall, in any event, have the right to control the defense of the claim or action.

                9.3.2. If the Indemnitor shall not assume the defense of, or if after so assuming it shall fail to defend, any such claim or action, the

Indemnitees may defend against any such claim or action in such manner as they may deem appropriate and the Indemnitees may settle such claim or litigation on such terms as they may deem appropriate but subject to the Indemnitor's approval, such approval not to be unreasonably withheld; provided, however, that any such settlement shall be deemed approved by the Indemnitor if the Indemnitor fails to object thereto, by written notice to the Indemnitees, within fifteen
(15) days after the Indemnitor's receipt of a written summary of such settlement. The Indemnitor shall promptly reimburse the Indemnitees for the amount of all expenses, legal and otherwise, incurred by the Indemnitees in connection with the defense and settlement of such claim or action.

                9.3.3. If a non-appealable judgment is rendered against any of the Indemnitees in any action covered by the indemnification hereunder, or any lien attaches to any of the assets of any of the Indemnitees, the Indemnitor shall immediately upon such entry or attachment pay such judgment in full or discharge such lien unless, at the expense and direction of the Indemnitor, an appeal is taken under which the execution of the judgment or satisfaction of the lien is stayed. If and when a final judgment is rendered in any such action, the Indemnitor shall forthwith pay such judgment or discharge such lien before any of the Indemnitees is compelled to do so.

           9.4. WAIVER. The failure of any Indemnitee to give any notice or to take any action hereunder shall not be deemed a waiver of any of the rights of such Indemnitee hereunder, except to the extent that Indemnitor is actually prejudiced by such failure.

           9.5. LIMITATIONS ON INDEMNIFICATION. Notwithstanding anything to the contrary contained in this Agreement:

                9.5.1. TIME LIMITATION. No party shall be responsible hereunder for any Indemnified Loss unless the Indemnitee shall have provided such party with written notice containing a reasonable description of the claim, action or circumstances giving rise to such Indemnified Loss within one (1) year after the Closing Date (the "INDEMNITY NOTICE PERIOD"); provided, however, that:

                      (a) there shall be no limit on the Indemnity Notice Period for indemnity claims: (i) against Shareholders for Indemnified Losses arising or resulting from a breach of a representation or warranty of Shareholders relating to Environmental Laws, Taxes or any liability of DNA Sciences arising prior to the Closing and relating to the handling or disposal of Wastes or the failure to comply with any Environmental Law; and (ii) against any party based on fraud, intentional breach or misrepresentation.

                9.5.2. CAPS ON LOSSES. The aggregate liability of the Shareholders after Closing for Indemnified Losses shall not exceed the aggregate GVEC Common Stock issued to the Shareholders, with each Shareholder's share of the aggregate liability limited to GVEC Common Stock issued to such Shareholder. In the event of a claim of liability, the value of such shares shall be determined based on the average closing price of the GVEC Common Stock for the ten (10) day period prior to the determination of the amount of the Indemnified Loss. The aggregate liability of GVEC after Closing for Indemnified Losses shall not exceed an amount equal to the Purchase Price.

                9.5.3. INDEMNIFICATION BASKET. No party shall have any liability hereunder for Indemnified Losses after Closing, with respect to a breach of the representations and warranties contained herein, until the aggregate of all Indemnified Losses for which the Shareholders and DNA Sciences as a group or GVEC, as applicable, are responsible under this Agreement exceeds $50,000 (the "BASKET"); provided that once this Basket amount is exceeded for the Shareholders and DNA Sciences as a group or GVEC, as applicable, the responsible party or parties shall be responsible for all Indemnified Losses, from the first dollar as if such Basket never existed; and further provided that this Section
9.5.3 shall not limit in any respect indemnity claims: (i) based upon fraud, intentional breach or misrepresentation; (ii) arising from a breach by the Indemnitor of any covenant contained in Sections 2.2 and 2.3 hereof; or (iii) arising from a breach by the Shareholders of any representation or warranty contained in Section 3.2 hereto.

           10. TERMINATION.
               -----------

                10.1. TERMINATION. This Agreement may be terminated at any time on or prior to the Closing:

                      (a) By mutual consent of the parties hereto; or

                      (b) At the election of GVEC if: (i) a Shareholder or DNA Sciences has breached or failed to perform or comply with any of their representations, warranties, covenants or obligations under this Agreement; or
(ii) any of the conditions precedent set forth in Section 6 or 7 is not satisfied as and when required by this Agreement; or (iii) the Closing has not been consummated by January 31, 2000; or

                      (c) At the election of the Shareholders if: (i) GVEC has breached or failed to perform or comply with any of its representations, warranties, covenants or obligations under this Agreement; or (ii) any of the conditions precedent set forth in Section 6 or 8 is not satisfied as and when required by this Agreement; or (iii) if the Closing has not been consummated by January 31, 2000.

           10.2. MANNER AND EFFECT OF TERMINATION. Written notice of any termination ("TERMINATION NOTICE") pursuant to this Section 10 shall be given by the party electing termination of this Agreement ("TERMINATING PARTY") to the other party or parties (collectively, the "TERMINATED PARTY"), and such notice shall state the reason for termination. The party or parties receiving Termination Notice shall have a period of ten (10) days after receipt of Termination Notice to cure the matters giving rise to such termination to the reasonable satisfaction of the Terminating Party. If the matters giving rise to termination are not cured as required hereby, this Agreement shall be terminated effective as of the close of business on the tenth (10th) day following the Terminated Party's receipt of Termination Notice. Upon termination of this Agreement prior to the consummation of the Closing and in accordance with the terms hereof, this Agreement shall become void and of no effect, and none of the parties shall have any liability to the others, except that nothing contained herein shall relieve any party from: (i) its obligations under Sections 2.2 and 2.3; or (ii) liability for its intentional breach of any representation, warranty or covenant contained herein, or its intentional failure to comply with the terms and conditions of this Agreement or to perform its obligations hereunder.

      11. MISCELLANEOUS.
          -------------

           11.1. NOTICES.

                 11.1.1. All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon delivery if delivered in person or if sent by Federal Express (or similar recognized overnight courier service) to the parties at the following addresses:


             If to Shareholders:     To the addresses contained on the
                                     signatures page of this Agreement

             With a copy to:         William R. Soderstrom, Esq.
                                     622 North Water Street
                                    Suite 500
                                     Milwaukee, Wisconsin  53202-4978

             If to the GVEC:         Genetic Vectors, Inc.
                                     5201 N.W. 77th Avenue, Suite 100
                                     Miami, Florida  33166
                                     Attention:  Mead M. McCabe, Jr.

             With a copy to:         Clayton E. Parker, Esq.
                                     Kirkpatrick & Lockhart LLP
                                     201 S. Biscayne Blvd.
                                     Suite 2000, Miami Center
                                     Miami, Florida  33131

                 11.1.2. Notices may also be given in any other manner permitted by law, effective upon actual receipt. Any party may change the address to which notices, requests, demands or other communications to such party shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

                11.2. SURVIVAL. The representations, warranties, agreements and indemnifications of the parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive any investigation heretofore or hereafter made by the parties and the consummation of the transactions contemplated herein and shall continue in full force and effect and survive after the Closing, subject to the limitations of Section 9.5.

                11.3. COUNTERPARTS; INTERPRETATION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one instrument. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. All Schedules and Exhibits hereto shall be deemed a part of this Agreement. This Agreement shall not be altered or amended except by a written instrument signed by or on behalf of all of the parties hereto. No ambiguity in any provision hereof shall be construed against a party by reason of the fact it was drafted by such party or its counsel. For purposes of this Agreement "HEREIN," "HEREBY," "HEREOF," "HEREUNDER," "HEREWITH," "HEREAFTER" and "HEREINAFTER" and similar words refer to this Agreement in its entirety, and not to any particular subsection or paragraph. References to "INCLUDING" means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

           11.4. GOVERNING LAW. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to principles of conflicts of laws thereof.

           11.5. PARTIAL INVALIDITY AND SEVERABILITY. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

           11.6. WAIVER. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of a party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

           11.7. HEADINGS. The headings as to contents of particular paragraphs of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

           11.8. EXPENSES. Except as otherwise expressly provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by GVEC or the Shareholders as each party incurs such expenses, and none of such expenses shall be charged to or paid by DNA Sciences.

           11.9. FINDER'S FEES. GVEC represents to the Shareholders that no broker, agent, finder or other party has been retained by it in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by the GVEC to be paid for or on account of the transactions contemplated hereby. The Shareholders represent to GVEC that no broker, agent, finder or other party has been retained by Shareholders or DNA Sciences in `connection with the transactions contemplated hereby and that no other fee or commission has been agreed by the Shareholders or DNA Sciences to be paid for or on account of the transactions contemplated hereby.

           11.10. GENDER. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

           11.11. ACCEPTANCE BY FAX. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

           11.12. ATTORNEYS' FEES. In the event of any litigation or other proceeding arising out of or in connection with this Agreement, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys' fees and court costs from the other party or parties.

           11.13. NO JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

      IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement or caused this Stock Purchase Agreement to be duly executed by their duly authorized officers as of the date first above written.

                                           GENETIC VECTORS, INC.

                                           By:_____________________________
                                           Name:___________________________
                                           Title:__________________________

                                           DNA SCIENCES, INC.

                                           By:________________________
                                           Name:______________________
                                           Title:_____________________





                                           SHAREHOLDERS:

____________________________________       ____________________________________
Address:____________________________       Address:____________________________
____________________________________       ____________________________________
____________________________________       ____________________________________


____________________________________       ____________________________________
Address:____________________________       Address:____________________________
____________________________________       ____________________________________
____________________________________       ____________________________________






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